MANNING & NAPIER FUND, INC.

(the “Fund”)

Disciplined Value Series – Class I, S, W and Z

(the “Series”)

Supplement dated October 30, 2025 to:

●	the Summary Prospectus dated March 1, 2025 for the Series (the “Summary Prospectus”); and
●	the Prospectus dated March 1, 2025 for the Series (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus and the Prospectus and should be read in conjunction with the Summary Prospectus and the Prospectus.

Effective October 23, 2025, the portfolio management team of the Series changed as follows:

1.	Alex Gurevich, CFA® no longer serves as a member of the Series’ portfolio management team.
2.	Liam McMahon became a member of the Series’ portfolio management team.

Accordingly, effective immediately, the Summary Prospectus and the Prospectus are hereby supplemented and revised as follows:

1.	The disclosure relating to Mr. Gurevich in the “Portfolio Managers” section of the Series’ Summary Prospectus and the corresponding section of the Series’ Prospectus, is hereby deleted.

2.	The disclosure relating to Mr. Gurevich in the “Portfolio Managers” sub-section in the “Management” section of the Series’ Prospectus is hereby deleted.

3.	The following disclosure is hereby added to the “Portfolio Managers” section of the Series’ Summary Prospectus and the corresponding section of the Series’ Prospectus:

Liam McMahon

Risk Officer, has managed the Series since 2025.

4.	The following disclosure is hereby added to the “Portfolio Managers” sub-section in the “Management” section of the Series’ Prospectus:

Liam McMahon, Risk Officer

Joined the Advisor in 2014. Risk Officer since 2022. Previous positions held in the last five years: Senior Associate, 2017-2022. Member of the Series’ Portfolio Management Team since 2025.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MN DV Supp 10.30.2025